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                                                                  EXHIBIT 10.57


               SECOND SUCCESSOR SECURITY DEPOSIT AGENT AGREEMENT

                  This AGREEMENT (the "Agreement"), dated as of July 31, 1998, among (a) Camden Cogen L.P., a Delaware limited partnership (the "Partnership" or the "Borrower") of which Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, is the general partner (the "General Partner"),
(b) Commerzbank AG, New York Branch, a New York State licensed branch of a bank organized under the laws of Germany ("Commerzbank"), as agent, collateral agent and Tranche A co-agent (in such capacity, the "Agent") under the Amendment and Restatement, dated as of April 1, 1993, of the Construction and Term Loan Agreement, dated as of February 4, 1992, as amended by Amendment No. 1, dated as of December 22, 1993 (as may be further amended, supplemented or otherwise modified from time to time, hereinafter referred to as the "Credit Agreement"), among (i) the Partnership, (ii) the Agent, (iii) The Bank of Tokyo-Mitsubishi Trust Company (formerly known as The Bank of Tokyo Trust Company), a banking corporation organized and existing under the laws of the State of New York ("BOTM"), as Senior Tranche Agent for the Tranche A Lenders (in such capacity, the "Senior Tranche Agent"), (iv) General Electric Capital Corporation, a New York corporation ("GE Capital"), as Junior Tranche Agent for the Tranche B Lenders (in such capacity, the "Junior Tranche Agent"), (v) the lenders from time to time parties thereto (the "Lenders"), (vi) GE Capital, as issuer of the Letters of Credit (the "Letter of Credit Issuer"), (c) Toronto Dominion (Texas), Inc. (formerly known as The Toronto-Dominion Bank Trust Company), a Delaware corporation ("TD Texas"), as prior security agent for GE Capital in its prior capacity as Counterparty, Junior Tranche Agent and as Letter of Credit Issuer, BOTM, and the Lenders under the Security Deposit Agreement (in such capacity, the "Prior Security Agent"), which are parties to the Second Amended and Restated Security Deposit Agreement, dated as of December 22, 1993 (the "Security Deposit Agreement"), (d) Commerzbank, as successor to the Prior Security Agent (in such capacity, the "Security Agent"), (e) the General Partner, (f) GE Capital as the limited partner of the partnership (the "Limited Partner"), (g) GE Capital as General Partner Term Lender, (h) BOTM, as Senior Tranche Agent and (i) the Lenders.




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                             W I T N E S S E T H :

                   WHEREAS, pursuant to Section 6.02 of the Security Deposit Agreement, the Prior Security Agent is hereby resigning and concurrently herewith being replaced by the Security Agent;

                   NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                   1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Deposit Agreement shall have such defined meanings when used herein.

                   2. Assignment and Transfer. (a) The Prior Security Agent hereby assigns, transfers, grants and conveys to the Security Agent, for the benefit of the Lenders and all other relevant entities, without recourse, representation or warranty, and the Security Agent, for the benefit of the Lenders and all other relevant entities, hereby takes and accepts, all of the Prior Security Agent's right, title and interest in and to any and all of the Accounts, all cash, cash equivalents, instruments and other securities on deposit in such Accounts, chattel paper, documents, general intangibles, instruments and all of the Prior Security Agent's other rights, interests, benefits and obligations under the Security Deposit Agreement as of the date of this Agreement.

                   (b) The Prior Security Agent shall, concurrently with the execution of this Agreement, deliver to the Security Agent all Accounts held by the Prior Security Agent and all proceeds thereof held by the Prior Security Agent and arrange for the transfer of all such funds into the appropriate respective Accounts established at the Security Agent. Notwithstanding anything implied to the contrary in this Agreement, the Security Agent shall not succeed to nor shall the Prior Security Agent be released from any liabilities arising as a result of facts existing or acts or omissions by the Prior Security Agent occurring prior to the effectiveness of this Agreement. Any funds described in the previous sentence received by the Prior Security Agent after the date hereof shall be promptly transferred to the Security Agent.


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                   (c) The Prior Security Agent represents, warrants and
covenants that it has transferred and delivered, or, concurrently with the execution of this Agreement, will transfer and deliver, to the Security Agent all property and originals of all books, records and documents in its possession relating to the Security Deposit Agreement.

                   3. Resignation and Appointment. Pursuant to subsection 6.02 of the Security Deposit Agreement, TD Texas hereby resigns as Prior Security Agent and Commerzbank is hereby appointed Security Agent by the parties hereto and Commerzbank hereby accepts such appointment. The Security Agent hereby succeeds to and becomes vested with all the rights, powers, privileges and duties of the Prior Security Agent, and, except for the matters provided for in the last two sentences of Sections 2(b) and 4 hereof, the Prior Security Agent is hereby discharged and released from its duties and obligations under the Security Deposit Agreement as of the date of this Agreement. The provisions of
Section 6 and Section 9.02 of the Security Deposit Agreement shall continue in effect for the benefit of TD Texas in respect of any actions taken or omitted to be taken by it while it was acting as Prior Security Agent.

                   4. Further Assurances.

                   (a) The Prior Security Agent shall, promptly upon the request of the Security Agent, execute, or cause to be executed, and deliver, or cause to be delivered, or if Borrower fails to pay the same, at the cost of the Lenders on a pro rata basis, such other and further instruments of assignment and/or transfer, and any other instruments or documents, and take any other actions, as may be reasonably necessary and are consistent with the Prior Security Agent's duties and obligations as the former agent to transfer to and properly vest in the Security Agent, for the benefit of the Lenders, and to perfect all liens, security interests, pledges, assignments and other hypothecations, and all rights of a secured party, under the Accounts, and to otherwise effectuate the purposes of this Agreement.

                   (b) The Prior Security Agent hereby agrees to promptly turn over all funds, notices, communications and other property or documents received by it in such capacity after the date hereof to the Security Agent.

                   (c) Each of the parties to this Agreement agrees that at any time and from time to time upon the written


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request of any other party it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Agreement.

                   (d) Each of the Prior Security Agent and the Security Agent agree to make all appropriate adjustments regarding the payment of "Security Agency Fees" as defined in, and made pursuant to, that certain Letter Agreement, dated as of February 4, 1992, as amended as of April 1, 1993, and as further amended as of December 22, 1993, among The Toronto-Dominion Bank Trust Company, as Agent and Security Agent, the Toronto-Dominion Bank, as Tranche A Lender, The Bank of Tokyo-Mitsubishi Trust Company (formerly known as The Bank of Tokyo Trust Company), as Senior Tranche Agent and Tranche A Lender, and General Electric Capital Corporation, as Letter of Credit Issuer and Tranche B Lender such that all Security Agency Fees accrued prior to the date hereof shall be allocated for the account of and be paid to. the Prior Security Agent, and all Security Agency Fees that shall accrue on and after the date hereof shall be allocated for and be paid to the account of the Security Agent.

                   5. Miscellaneous.

                   (a) All notices and other communications provided for herein shall be delivered in the manner set forth in Section 11.2 of the Credit Agreement and to the addresses of the parties hereto set forth on the signature pages hereto (until notice of a change thereof is delivered as provided in Section 11.2 of the Credit Agreement).

                   (b) This Agreement may be modified or waived only by an instrument or instruments in writing signed by each party hereto.

                   (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                   (d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

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          (e)   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN AND
INTERPRETED IN ACCORDANCE WITH, LAWS OF THE STATE OF NEW YORK.

          (f) The Borrower hereby consents to the foregoing terms and conditions of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  COMMERZBANK AG, NEW YORK
                                     BRANCH, as Agent and as Security Agent


                                  By:  /s/ ANDREW JACOBYANSKY
                                      -----------------------------------------
                                      Name:  Andrew Jacobyansky
                                      Title:   Vice President

                                  By:  /s/ ANDREW KJOLLER
                                      -----------------------------------------
                                      Name:  Andrew Kjoller
                                      Title:   Assistant Treasurer



                                  COMMERZBANK AG, ATLANTA
                                     AGENCY, as a Tranche A
                                     Lender


                                  By:  /s/ ANDREW JACOBYANSKY
                                      -----------------------------------------
                                      Name:  Andrew Jacobyansky
                                      Title:   Vice President

                                  By:  /s/ ANDREW KJOLLER
                                      -----------------------------------------
                                      Name:  Andrew Kjoller
                                      Title:   Assistant Treasurer



                                  THE BANK OF TOKYO-MITSUBISHI
                                     TRUST COMPANY, as Senior
                                     Tranche Agent and a
                                     Tranche A Lender


                                  By:  /s/ ROBERT F. MOYLE
                                      -----------------------------------------
                                      Name:  Robert F. Moyle
                                      Title:  Vice President




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                                       CAMDEN COGEN, L.P.

                                       By:  Cogen Technologies Camden
                                              GP Limited Partnership,
                                              a Delaware limited
                                              partnership, its
                                              general partner

                                       By:  Cogen Technologies
                                              Camden, Inc., a Texas
                                              corporation, its
                                              general partner

                                            By: /s/ RICHARD A. LYDECKER, JR.
                                                ------------------------------
                                                Name:   Richard A. Lydecker, Jr.
                                                Title:  Senior Vice President &
                                                        Chief Financial Officer

                                       COGEN TECHNOLOGIES CAMDEN GP
                                          LIMITED PARTNERSHIP, as
                                          General Partner

                                       By:  Cogen Technologies
                                              Camden, Inc., a Texas
                                              corporation, its
                                              general partner

                                            By: /s/ RICHARD A. LYDECKER, JR.
                                                ------------------------------
                                                Name:   Richard A. Lydecker, Jr.
                                                Title:  Senior Vice President &
                                                        Chief Financial Officer

                                       THE FUJI BANK LIMITED, as a
                                          Tranche A Lender


                                       By:   /s/ THOMAS W. BOYLAN
                                           ------------------------------------
                                           Name:   Thomas W. Boylan
                                           Title:  Vice President

                                       CREDIT LYONNAIS,
                                          NEW YORK BRANCH,
                                          as a Tranche A Lender


                                       By:  /s/ JAMES F. GUIDEN
                                           ------------------------------------
                                           Name:  James F. Guiden
                                           Title: Vice President




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                                       TORONTO DOMINION (TEXAS),
                                         INC., as Prior Security
                                         Agent


                                       By:  /s/ JANO MOTT
                                           ------------------------------------
                                           Name:   Jano Mott
                                           Title:  Vice President



                                       THE TORONTO-DOMINION BANK,
                                         as a prior Tranche A
                                         Lender


                                       By:  /s/ JANO MOTT
                                           ------------------------------------
                                           Name:   Jano Mott
                                           Title:  Mgr. Syndications & Credit
                                                     Admin.



                                       GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as Junior
                                         Tranche Agent, General
                                         Partner Term Lender, Letter
                                         of Credit Issuer and Limited
                                         Partner


                                       By:  /s/ MICHAEL J. TZOUGRAKIS
                                           ------------------------------------
                                           Name:   Michael J. Tzougrakis
                                           Title:  Manager of Operations



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